             V A N  K A M P E N   A M E R I C A N   C A P I T A L


                               LIMITED MATURITY
                               GOVERNMENT FUNDS


                                 ANNUAL REPORT
                               DECEMBER 31,1997


                            [PICTURE APPEARS HERE.]


               ________ A Wealth of Knowledge of Wealth _______
                          VAN KAMPEN AMERICAN CAPITAL

                               Table of Contents

Letter to Shareholders                                            1
Performance Results                                               3
Performance in Perspective                                        4
Glossary of Terms                                                 5
Portfolio Management Review                                       6
Portfolio Highlights                                              8
Portfolio of Investments                                          9
Statement of Assets and Liabilities                              11
Statement of Operations                                          12
Statement of Changes in Net Assets                               13
Financial Highlights                                             14
Notes to Financial Statements                                    17
Report of Independent Accountants                                25

                            Letter to Shareholders

         [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL APPEARS HERE]

February 3, 1998

Dear Shareholder,
     The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997 passed by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

     Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

     This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW

     These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus this year, and our nation's currency is rising around the world.

     Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.

     After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged over the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

                                                           Continued on page two

MARKET OVERVIEW

     Aided by low inflation and steady Federal Reserve policy, all sectors of the fixed-income market posted impressive returns during 1997. Gains were especially strong during the last three months of the period, as the severe currency crisis in Asia led to increased demand for U.S. Treasury securities and other fixed-income investments. For the year, the Lehman Brothers Aggregate Bond Index returned 9.40 percent.

     The yield on the Treasury's benchmark 30-year bond began the year at 6.64 percent and climbed to 7.17 percent in April amid fears of increasing inflation and higher interest rates. When subsequent data showed the economy to be slowing, bond yields drifted gradually lower. By the end of the reporting period, the long-term Treasury bond yield had fallen to 5.92 percent, its lowest level in over four years.

     Favorable news about inflation and concerns about Asia helped to make high-quality long-term bonds the top-performing sector of the fixed-income market. Long-term Treasury bonds gained 14.3 percent during the year, compared to 10 percent for investment-grade corporate bonds and 8.90 percent for intermediate-term Treasury bonds.

OUTLOOK
     We believe that reduced demand for American exports to Asia will exert a mild drag on the U.S. economy in coming months. But while corporate profits could suffer, slower economic growth should help to mitigate the inflationary pressures caused by the tight domestic labor market. That scenario is good for fixed-income investments.

     However, if bond yields continue to drift lower, economic growth in the U.S. could accelerate later in 1998. In recent years, each significant decline in long-term interest rates has ignited economic growth by making housing, autos, and other big-ticket consumer goods more affordable. We also expect the healthy economy to keep credit spreads relatively tight in coming months.

     As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,


/s/ Don G. Powell                       /s/ Dennis J. McDonnell
Don G. Powell                           Dennis J. McDonnell
Chairman                                President
Van Kampen American Capital             Van Kampen American Capital
Asset Management, Inc.                  Asset Management, Inc.

          Performance Results for the period Ended December 31, 1997


         VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND

                                                A Shares   B Shares   C Shares
TOTAL RETURNS
One-year total return based on NAV/1/..........    5.92%      5.08%      5.17%
One-year total return/2/.......................    2.46%      2.08%      4.17%
Five-year average annual total return/2/.......    3.77%      3.67%        N/A
Ten-year average annual total return/2/........    5.96%        N/A        N/A
Life-of-Fund average annual total return/2/....    5.53%      3.57%      3.68%
Commencement Date.............................. 06/16/86   11/05/91   05/10/93

DISTRIBUTION RATE AND YIELD
Distribution Rate/3/                               5.24%      4.62%      4.62%
SEC Yield/4/                                       4.89%      4.24%      4.25%

N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/ Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/ SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1997.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The value of debt securities will fluctuate with changes in market conditions and interest rates, and the principal value and investment return of Fund shares will vary. Securities which are issued by private issuers may involve greater risk than those issued directly by the U.S. Government, its agencies, or its instrumentalities.

Market forecasts provided in this report may not necessarily come to pass.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     (Yen) Illustrate the general market environment in which your investments are being managed
     (Yen) Reflect the impact of favorable market trends or difficult market conditions
     (Yen) Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

     For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Mutual Fund 1 to 2 Year U.S. Government Index and the Merrill Lynch 1 to 3 Year U.S. Treasury Index over time. As broad-based, unmanaged statistical composites, these indices do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

     GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
     Van Kampen American Capital Limited Maturity Government Fund vs. Lehman Brothers Mutual Fund 1 to 2 Year U.S. Government Index* and the Merrill Lynch 1 to 3 Year U.S. Treasury Index (December 31, 1987 through December 31, 1997)

                           [LINE GRAPH APPEARS HERE]

              limited         Lehman        Merrill Lynch
Dec 1997     $  9,675        $ 10,000         $ 10,000
Dec 1998     $ 10,173        $ 10,399         $ 10,620
Dec 1989     $ 11,570        $ 11,323         $ 11,772
Dec 1990     $ 12,666        $ 12,173         $ 12,923
Dec 1991     $ 13,904        $ 13,767         $ 14,432
Dec 1992     $ 14,343        $ 14,825         $ 15,341
Dec 1993     $ 14,795        $ 15,300         $ 16,171
Dec 1994     $ 14,819        $ 15,513         $ 16,260
Dec 1995     $ 16,294        $ 17,028         $ 18,046
Dec 1996     $ 16,839        $ 17,933         $ 18,951
Dec 1997     $ 17,836        $ 19,077         $ 20,075

Fund's Total Return
1 Year Avg. Annual    = 2.46%
5 Year Avg. Annual    = 3.77%
10 Year Avg. Annual   = 5.96%
Inception Avg. Annual = 5.53%

VKAC Limited Maturity Government Fund

Lehman Bothers Mutual Fund 1 to 2 Years u.s. Government index

Merrill Lynch 1 to 3 year u.s. Treasury Index

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (3.25% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

* The Lehman Brothers Mutual Fund 1 to 2 Year U.S. Government Index was not in existence until August 1, 1988.

                               Glossary of Terms

BASIS POINT:
     A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to
     6.65 percent, it would be a 35 basis point move.

DURATION:
     A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL FUNDS RATE:
     The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (FED):
     A seven-member group that oversees the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

INFLATION:
     An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.

MORTGAGE-BACKED SECURITIES:
     Securities backed by pools of similar mortgages. Investors receive interest payments and partial repayment of the principal passed through from the underlying mortgages (agencies pass on what they receive from homeowners paying off their mortgages). These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

NET ASSET VALUE (NAV):
     The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

YIELD:
     A measure of a fund's net investment income per share, expressed as a percentage of the maximum offering price of the fund's shares at the end of the day.

YIELD CURVE:
     A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years, grouped together, which often reflects a pattern of increasing yield as maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little differences between short- and long-term interest rates.

                          Portfolio Management Review

         VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND

We recently spoke with the management team of the Van Kampen American Capital Limited Maturity Government Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Ted V. Mundy, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1997.

[Q] HOW WOULD YOU DESCRIBE THE MARKET IN WHICH THE FUND OPERATED DURING ITS PAST FISCAL YEAR?

[A] Overall, economic conditions created a favorable environment for fixed-income investments in 1997, although the first quarter provided a rocky start. As the year opened, a wave of strong economic growth carried over from late 1996 and caused interest rates to rise. In response to the strength of the economy, the Federal Reserve Board increased the federal funds target rate by 25 basis points in late March. Market reaction to these early events culminated in the two-year Treasury rising 34 basis points by mid-April. In the wake of the robust economic performance in the first quarter and the Fed tightening, investors subsequently turned their attention to a potential second-quarter pause. This shift in sentiment proved accurate, as economic activity slowed and interest rates began to fall.

     The third quarter of 1997 was marked by several shocks from overseas sectors, upsetting complacent market attitudes. The economic crisis in Asia caused some currencies to depreciate and roiled stock markets abroad, creating negative ripple effects in the United States. The ensuing "flight to quality" provided further fuel to the rally, pushing Treasury interest rates lower. Additionally, the Asian crisis supported the benign inflation environment. Limiting the rally were fears of further action by the Fed to control a still-robust domestic economy.

     The calendar year ended with lingering questions about the length and severity of Asia's crisis, and the potential impact on the U.S. economy. As economic experts pondered whether domestic growth would slow to the point of precluding further Fed intervention into early 1998, the yield on the two-year Treasury ended the period near its lows for the year, at 5.65 percent.

     Throughout the reporting period, domestic interest rates continued to fluctuate in the relatively narrow range that emerged in 1996. As measured by the two-year Treasury note, this range touched a low of 5.53 percent and a high of 6.54 percent. This environment of reduced volatility proved to be quite beneficial to the mortgage securities sector, because homeowner refinancing risks remained benign.

[Q]  HOW DID YOU POSITION THE FUND IN REACTION TO MARKET CONDITIONS?

[A] An overriding theme for our asset allocation decisions during the period was the attractiveness of the mortgage sector in light of the reduced volatility in the marketplace. We predominately overweighted the Fund's holdings in mortgage-backed investments throughout the fiscal year. As of July, the portfolio held as much as 76 percent of its assets in the mortgage sector. In the face of increasingly narrow yield spreads, we feel that mortgages now present a higher risk than Treasuries and that it is prudent to reduce our exposure. Currently, the portfolio is approximately 48 percent invested in mortgage-backed investments, reflecting a greater emphasis on Treasury securities.

     Among our Treasury holdings, we sought to capitalize on a flattening yield curve by overweighting longer-term Treasuries within the portfolio. We shifted holdings from two-year Treasuries to five-year Treasury securities during the second and third quarters. We have recently moved toward a more neutral position as we question how much further the yield curve can flatten.

     Over the course of the fiscal year, we adjusted the Fund's duration in prudent increments, seeking to capitalize on the movement of interest rates. These adjustments are instituted when we feel there is value to be captured; however, our management objective of a consistent risk profile and a competitive dividend stream is always paramount. The Fund's duration is currently 2.0 years, which we feel provides an above-average level of exposure to changes in interest rates but is still consistent with the profile that investors generally seek in this type of fund. Please refer to page eight for additional Fund portfolio highlights.

Q.   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. For the 12-month period ended December 31, 1997, the Limited Maturity Government Fund generated a total return of 5.92 percent/1/ (Class A shares at net asset value). Additionally, the Fund's Class A shares provided shareholders with a competitive distribution rate of 5.24 percent, based upon the maximum offering price as of December 31, 1997, and a monthly dividend of $0.055 per share. By comparison, the Lehman Brothers Mutual Fund 1- to 2-Year U.S. Government Index posted a total return of 6.40 percent for the same period. This broad-based, unmanaged index reflects the general performance of U.S. government securities. Please keep in mind that it does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. For additional Fund performance results, please refer to the chart on page three.

Q.   WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. We anticipate that the economy will remain strong for the first part of 1998, although the growth rate is likely to slow from current levels. The financial crisis in Southeast Asia is expected to slow U.S. exports to the region, which could trim the earnings of many U.S. companies and reduce overall U.S. growth. As a result of these factors, we believe there is little chance that the Fed will raise interest rates in the near term, although a rate hike remains a possibility if inflation picks up or if growth continues at its brisk pace. We will continue to monitor for changes on the horizon and adjust accordingly.

     Our expectations for the Fund include positive price performance. As yields trickle downward, we believe mortgage-backed investments will have difficulty maintaining their competitive edge. As a result, we are moving the Fund toward a slightly longer duration and a neutral position in the mortgage-backed sector. Within this sector, we will focus on securities that we believe will perform well in a falling rate environment.


/s/ Peter W. Hegel                      /s/ Ted V. Mundy
-------------------------               -------------------
Peter W. Hegel                          Ted V. Mundy
Chief Investment Officer                Portfolio Manager
Fixed Income Investments

                             Portfolio Highlights

         Van Kampen American Capital Limited Maturity Government Fund

Coupon Distribution as of December 31, 1997

                           [BAR CHART APPEARS HERE]

                    Percentage
Coupon             of Long-Term
 Rate               Investment
5-5.99                40.2%
6-6.99                34.0%
7-7.99                12.7%
8-8.99                 3.7%
9-9.99                 6.3%
10 or more             3.1%

Portfolio Composition by Sector as a Percentage of Long-Term Investments

                           [PIE CHART APPEARS HERE]

As of December 31, 1997

  Treasury Notes....................23%
  CMOs..............................23%
  ARMs.............................. 7%
  Asset-Backed Securities...........19%
  FNMA..............................11%
  GNMA.............................. 3%
  FHLMC.............................14%

                           [PIE CHART APPEARS HERE]

As of June 30, 1997

  Treasury Notes....................10%
  CMOs..............................29%
  ARMs.............................. 8%
  Asset-Backed Securities...........13%
  FNMA..............................13%
  GNMA..............................12%
  FHLMC.............................15%

Duration

                As of December 31, 1997     As of June 30, 1997

     Duration            2.0 years                1.7 years

                           Portfolio of Investments

                               December 31, 1997

-----------------------------------------------------------------------------------------------
Par
Amount
(000)       Description                               Coupon      Maturity         Market Value
-----------------------------------------------------------------------------------------------
            ADJUSTABLE RATE MORTGAGE-BACKED
              SECURITIES 6.6%
$    184    Federal Home Loan Mortgage Corp. Pools..  8.925%      02/01/18         $    185,593
   1,176    Federal National Mortgage
            Association Pools.......................  7.556       03/01/19            1,223,216
   2,430    Federal National Mortgage
            Association Pools.......................  7.663       09/01/19            2,528,314
                                                                                  -------------
              TOTAL ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES.............           3,937,123
                                                                                  -------------

            ASSET BACKED SECURITIES  18.4%
   4,000    Deutsche Floorplan Master Trust (a).....  5.888       02/15/01            4,005,640
   3,000    First USA Credit Card Master Trust......  5.920       04/15/03            3,002,340
   4,000    PacificAmerica Home Equity Loan.........  6.221       12/25/27            4,000,000
                                                                                  -------------
              TOTAL ASSET BACKED SECURITIES                                          11,007,980
                                                                                  -------------
            COLLATERALIZED MORTGAGE
              OBLIGATIONS 31.1%
   2,635    Federal Home Loan Mortgage Corp.
            (Floater)...............................  6.150       04/15/99            2,640,279
   2,262    Federal Home Loan Mortgage Corp.
            (Floater) (a)...........................  6.625       04/15/20            2,271,111
   5,000    Federal Home Loan Mortgage Corp. (PAC)..  6.250       07/15/18            5,020,300
   5,580    Federal National Mortgage Association
            (Floater) (a)...........................  6.419  06/25/18 to 02/25/21     5,618,350
   2,958    Saxon Mortgage Securities Corp..........  5.680       11/25/23            2,839,498
     221    Sears Mortgage Securities (Floater).....  6.670       05/25/21              221,047
                                                                                  -------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS....................          18,610,585
                                                                                  -------------
            U.S. GOVERNMENT AGENCY
              OBLIGATIONS  18.5%
   1,167    Federal Home Loan Mortgage Corp.
            15 Year Pools...........................  9.500       12/01/01            1,207,745
   1,632    Federal Home Loan Mortgage Corp.
            30 Year Pools...........................  9.250       12/01/15            1,725,488
   3,582    Federal National Mortgage Association
            15 Year Pools...........................  7.000       10/01/09            3,634,455
   1,773    Federal National Mortgage Association
            30 Year Pools...........................  8.500  05/01/21 to 04/01/25     1,851,129

                                               See Notes to Financial Statements

                               December 31, 1997

--------------------------------------------------------------------------------------------------------
Par
Amount
(000)      Description                                   Coupon          Maturity           Market Value
--------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT AGENCY
              OBLIGATIONS (CONTINUED)
$    443   Federal National Mortgage Association
           30 Year Pools.............................    9.500%     07/01/11 to 08/01/21    $    473,753
     644   Federal National Mortgage Association
           30 Year Pools.............................   10.000           05/01/21                698,927
     105   Government National Mortgage Association
           30 Year Pools.............................    8.500      06/15/16 to 01/15/17         110,738
     255   Government National Mortgage Association
           30 Year Pools.............................    9.500      03/15/16 to 01/15/19         275,619
     531   Government National Mortgage Association
           30 Year Pools.............................   10.000      03/15/16 to 04/15/19         578,866
     266   Government National Mortgage Association
           30 Year Pools.............................   10.500      05/15/13 to 02/15/18         292,326
     199   Government National Mortgage Association
           30 Year Pools.............................   11.000           11/15/18                220,802
                                                                                            ------------
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS.............................           11,069,848
                                                                                            ------------
           U.S. GOVERNMENT OBLIGATIONS  22.6%
  13,500   United States Treasury Notes (a)..........    5.625           10/31/99             13,487,310
                                                                                            ------------

TOTAL LONG-TERM INVESTMENTS  97.2%
     (Cost $57,687,904)............................................................           58,112,846

Repurchase Agreement  2.6%
BA Securities ($1,530,000 par, collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $1,530,553)
     (Cost $1,530,000).............................................................            1,530,000
                                                                                            ------------

TOTAL INVESTMENTS 99.8%
     (Cost $59,217,904)............................................................           59,642,846

OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%........................................              117,192
                                                                                            ------------
NET ASSETS  100.0%.................................................................          $59,760,038
                                                                                            ============

PAC-Planned Amortization Classes


(a) Assets segregated as collateral for open forward commitments and open futures transactions.

                                               See Notes to Financial Statements

                      Statement of Assets and Liabilities

                               December 31, 1997

--------------------------------------------------------------------------------------------
ASSETS:
Total Investments (Cost $59,217,904)...........................................  $59,642,846
Receivables:
     Interest..................................................................      370,836
     Investments Sold..........................................................       75,991
     Fund Shares Sold..........................................................       25,919
     Variation Margin on Futures...............................................        2,344
Forward Commitments............................................................       30,349
Other..........................................................................       45,970
                                                                                ------------
       Total Assets............................................................   60,194,255
                                                                                ------------
LIABILITIES:
Payables:
     Income Distributions......................................................      109,396
     Fund Shares Repurchased...................................................       68,719
     Distributor and Affiliates................................................       53,140
     Investment Advisory Fee...................................................       26,648
     Custodian Bank............................................................          414
Trustees' Deferred Compensation and Retirement Plans...........................      120,080
Accrued Expenses...............................................................       55,820
                                                                                ------------
       Total Liabilities.......................................................      434,217
                                                                                ------------
NET ASSETS.....................................................................  $59,760,038
                                                                                ============
NET ASSETS CONSIST OF:
Capital........................................................................  $68,555,438
Net Unrealized Appreciation....................................................      453,759
Accumulated Undistributed Net Investment Income................................       20,201
Accumulated Net Realized Loss..................................................   (9,269,360)
                                                                                ------------
NET ASSETS.....................................................................  $59,760,038
                                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
     Class A Shares:
       Net asset value and redemption price per share (Based on net assets of $39,371,220 and 3,229,486 shares of beneficial interest issued
       and outstanding)........................................................  $     12.19
       Maximum sales charge (3.25%* of offering price).........................          .41
                                                                                ------------
       Maximum offering price to public........................................  $     12.60
                                                                                ============
     Class B Shares:
       Net asset value and offering price per share (Based on net assets of $16,170,313 and 1,323,283 shares of beneficial interest issued
       and outstanding)........................................................  $     12.22
                                                                                ============
     Class C Shares:
       Net asset value and offering price per share (Based on net assets of $4,218,505 and 345,604 shares of beneficial interest issued
       and outstanding)........................................................  $     12.21
                                                                                ============

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            Statement of Operations

                     For the Year Ended December 31, 1997

---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest.........................................................................  $4,173,792
Fee Income.......................................................................      81,585
                                                                                   ----------
     Total Income................................................................   4,255,377
                                                                                   ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
   $88,681, $188,589 and $40,995, respectively)..................................     318,265
Investment Advisory Fee..........................................................     303,812
Shareholder Services.............................................................     131,693
Shareholder Reports..............................................................      62,235
Registration and Filing Fees.....................................................      53,617
Accounting.......................................................................      30,075
Custody..........................................................................      15,767
Trustees' Fees and Expenses......................................................      11,637
Legal............................................................................       4,314
Other............................................................................      52,285
                                                                                   ----------
     Total Expenses..............................................................     983,700
                                                                                   ----------
NET INVESTMENT INCOME............................................................  $3,271,677
                                                                                   ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
     Investments.................................................................  $ (108,549)
     Futures.....................................................................     (22,334)
     Forwards....................................................................     (16,769)
                                                                                   ----------
Net Realized Loss................................................................    (147,652)
                                                                                   ----------
Unrealized Appreciation/Depreciation:
     Beginning of the Period.....................................................     269,239
                                                                                   ----------
     End of the Period:
     Investments.................................................................     424,942
     Futures.....................................................................      (1,532)
     Forwards....................................................................      30,349
                                                                                   ----------
                                                                                      453,759
                                                                                   ----------
Net Unrealized Appreciation During the Period....................................     184,520
                                                                                   ----------
NET REALIZED AND UNREALIZED GAIN.................................................  $   36,868
                                                                                   ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS.......................................  $3,308,545
                                                                                   ==========

                                               See Notes to Financial Statements

                      Statement of Changes in Net Assets

                For the Years Ended December 31, 1997 and 1996
================================================================================

                                                                  Year Ended           Year Ended
                                                               December 31, 1997     December 31, 1996
------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................................   $  3,271,677           $  3,456,385
Net Realized Loss...............................................       (147,652)              (446,862)
Net Unrealized Appreciation/Depreciation During the Period......        184,520             (1,044,370)
                                                                     ----------             ----------
Change in Net Assets from Operations............................      3,308,545              1,965,153
                                                                     ----------             ----------
Distributions from Net Investment Income:
     Class A Shares.............................................     (2,049,150)            (2,116,087)
     Class B Shares.............................................       (875,834)            (1,217,044)
     Class C Shares.............................................       (190,636)              (233,369)
                                                                     ----------             ----------
Total Distributions.............................................     (3,115,620)            (3,566,500)
                                                                     ----------             ----------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.........................................        192,925             (1,601,347)
                                                                     ----------             ----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................................     40,769,266             25,986,720
Net Asset Value of Shares Issued Through
Dividend Reinvestment...........................................      1,972,876              2,395,460
Cost of Shares Repurchased......................................    (50,576,668)           (41,319,105)
                                                                     ----------             ----------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS..........................................     (7,834,526)           (12,936,925)
                                                                     ----------             ----------
TOTAL DECREASE IN NET ASSETS....................................     (7,641,601)           (14,538,272)
NET ASSETS:
Beginning of the Period.........................................     67,401,639             81,939,911
                                                                     ----------             ----------
End of the Period (Including accumulated undistributed
  net investment income of $20,201 and
  $(47,240), respectively)......................................   $ 59,760,038           $ 67,401,639
                                                                     ==========             ==========

                                               See Notes to Financial Statements

                             Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
================================================================================

                                                                               Year Ended December 31,
                                                                -------------------------------------------------
Class A Shares                                                    1997         1996      1995      1994      1993
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................      $12.151      $ 12.41   $ 11.90   $ 12.42   $ 12.63
                                                               -------      -------   -------   -------   -------
     Net Investment Income...............................         .685         .627       .67       .50       .54
     Net Realized and Unrealized Gain/Loss...............         .015        (.226)    .4888    (.4817)   (.1485)
                                                               -------      -------   -------   -------   -------
Total from Investment Operations.........................         .700         .401    1.1588     .0183     .3915
Less Distributions from Net Investment Income............         .660         .660     .6488     .5383     .6015
                                                               -------      -------   -------   -------   -------
Net Asset Value, End of the Period.......................      $12.191      $12.151   $ 12.41   $ 11.90   $ 12.42
                                                               =======      =======   =======   =======   =======
Total Return* (a)........................................         5.92%        3.34%     9.96%      .16%     3.15%(b)
Net Assets at End of the Period (In millions)............      $  39.4      $  40.2   $  45.4   $  41.2   $  64.3
Ratio of Expenses to Average Net Assets*.................         1.32%        1.45%     1.45%     1.15%     1.03%
Ratio of Net Investment Income to Average
     Net Assets*.........................................         5.68%        5.23%     5.47%     4.75%     5.49%
Portfolio Turnover.......................................          175%         260%      187%      161%      102%

*If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets..................          N/A         1.47%     1.50%     1.31%     1.15%
Ratio of Net Investment Income to Average
     Net Assets..........................................          N/A         5.21%     5.42%     4.58%     5.37%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) During 1993, the Adviser reimbursed the Fund for a loss realized on the sale of certain securities. Without the reimbursement, the Total Return for 1993 would have been lower by approximately 6.25 percentage points.

N/A = Not Applicable

                                               See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
================================================================================

                                                                               Year Ended December 31,
                                                               ---------------------------------------------------------
Class B Shares                                                 1997(a)        1996(a)     1995(a)        1994       1993
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................     $12.174        $ 12.43     $ 11.91     $ 12.43    $ 12.64
                                                               -------        -------     -------     -------    -------
     Net Investment Income................................        .598           .550         .57         .42        .48
     Net Realized and Unrealized Gain/Loss................        .012          (.242)      .5028      (.4977)    (.1845)
                                                               -------        -------     -------     -------    -------
Total from Investment Operations..........................        .610           .308      1.0728      (.0777)     .2955
Less Distributions from Net Investment Income.............        .564           .564       .5528       .4423      .5055
                                                               -------        -------     -------     -------    -------
Net Asset Value, End of the Period........................     $12.220        $12.174     $ 12.43     $ 11.91    $ 12.43
                                                               =======        =======     =======     =======    =======
Total Return* (b).........................................        5.08%          2.69%       9.09%       (.62%)      2.37%(c)
Net Assets at End of the Period (In millions).............     $  16.2        $  22.5     $  30.3     $  18.4    $  26.9
Ratio of Expenses to Average Net Assets*..................        2.11%          2.19%       2.24%       1.91%      1.79%
Ratio of Net Investment Income to Average
     Net Assets*..........................................        4.92%          4.50%       4.63%       3.99%      4.70%
Portfolio Turnover........................................         175%           260%        187%        161%       102%

*If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets...................          N/A          2.22%       2.29%       2.08%      1.91%
Ratio of Net Investment Income to Average
     Net Assets...........................................          N/A          4.47%       4.59%       3.82%      4.58%

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) During 1993, the Adviser reimbursed the Fund for a loss realized on the sale of certain securities. Without the reimbursement, the Total Return for 1993 would have been lower by approximately 6.25 percentage points.

N/A = Not Applicable


                                               See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                                        May 10, 1993
                                                                                                                      (Commencement
                                                                       Year Ended December 31,                   of Distribution) to
                                                              --------------------------------------------
Class C Shares                                                   1997           1996   1995(a)        1994    December 31, 1993 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of the Period..................    $12.162        $ 12.42   $ 11.90     $ 12.41               $ 12.60
                                                              -------        -------   -------     -------               -------
     Net Investment Income................................       .597           .554       .57         .45                   .32
     Net Realized and Unrealized Gain/Loss................       .011          (.248)    .5028      (.5177)               (.1914)
                                                              -------        -------   -------     -------               -------
Total from Investment Operations..........................       .608           .306    1.0728      (.0677)                .1286
Less Distributions from Net
Investment Income.........................................       .564           .564     .5528       .4423                 .3186
                                                              -------        -------   -------     -------               -------
Net Asset Value, End of the Period........................    $12.206        $12.162   $ 12.42     $ 11.90               $ 12.41
                                                              =======        =======   =======     =======               =======
Total Return* (b).........................................       5.17%          2.62%     9.10%       (.55%)              1.03%**(c)

Net Assets at End of the Period
        (In millions).....................................    $   4.2        $   4.7   $   6.2     $   5.8             $   7.1
Ratio of Expenses to Average
        Net Assets*.......................................       2.10%          2.20%     2.23%       1.90%               1.47%
Ratio of Net Investment Income to
        Average Net Assets*...............................       4.92%          4.48%     4.71%       3.98%               3.79%
Portfolio Turnover........................................        175%           260%      187%        161%               102%

*If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
        Net Assets........................................       N/A            2.22%     2.27%       2.07%               1.64%
Ratio of Net Investment Income to
        Average Net Assets................................       N/A            4.45%     4.67%       3.81%               3.62%

**Non-Annualized

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) During 1993, the Adviser reimbursed the Fund for a loss realized on the sale of certain securities. Without the reimbursement, the Total Return for 1993 would have been lower by approximately 6.25 percentage points.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         Notes to Financial Statements
                               December 31, 1997


1.   SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Limited Maturity Government Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide a high current return and relative safety of capital by primarily investing in mortgage-related securities issued or guaranteed by an agency or instrumentality of the U.S. Government. The Fund commenced investment operations on June 16, 1986. The distribution of the Fund's Class B and Class C shares commenced on November 5, 1991 and May 10, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities

                               December 31, 1997

are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $8,930,231 which will expire between December 31, 1999 and December 31, 2004. Net realized loss differs for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of the recognition of losses on futures contracts.

     At December 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $59,221,600; the aggregate gross unrealized appreciation is $463,590 and the aggregate gross unrealized depreciation is $42,344, resulting in unrealized appreciation of $421,246.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, permanent book and tax differences relating to the recognition of losses on paydowns of mortgage pool obligations totaling $88,616 were reclassified from accumulated net realized loss to accumulated undistributed net investment income. Additionally, $235,912 of the capital loss carryforward for tax purposes expired during 1997 and was reclassified from accumulated net realized loss to capital.

                               December 31, 1997

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly as follows:

                                                                      % PER
AVERAGE DAILY NET ASSETS                                              ANNUM
---------------------------------------------------------------------------
First $1 billion..............................................   .500 of 1%
Next $1 billion...............................................   .475 of 1%
Next $1 billion...............................................   .450 of 1%
Next $1 billion...............................................   .400 of 1%
Over $4 billion...............................................   .350 of 1%

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $3,600 representing legal services provided by Skadden, Arps, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $30,100 representing Van Kampen American Capital Distributors, Inc. or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $84,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

     At December 31, 1997, VKAC owned 23,235 Class A shares of the Fund.


3.   CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               December 31, 1997

     At December 31, 1997, capital aggregated $49,757,530, $14,987,776 and
$3,810,132 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                          SHARES          VALUE
-------------------------------------------------------------------------------
Sales:
     Class A.......................................    2,697,413   $ 32,731,390
     Class B.......................................      186,057      2,257,587
     Class C.......................................      475,531      5,780,289
                                                     -----------   ------------
Total Sales........................................    3,359,001   $ 40,769,266
                                                     ===========   ============
Dividend Reinvestment:
     Class A.......................................      108,340   $  1,315,537
     Class B.......................................       41,662        506,808
     Class C.......................................       12,383        150,531
                                                     -----------   ------------
Total Dividend Reinvestment........................      162,385   $  1,972,876
                                                     ===========   ============
Repurchases:
     Class A.......................................   (2,886,550)  $(35,029,758)
     Class B.......................................     (752,883)    (9,146,731)
     Class C.......................................     (526,585)    (6,400,179)
                                                     -----------   ------------
Total Repurchases..................................   (4,166,018)  $(50,576,668)
                                                     ===========   ============

                               December 31, 1997
--------------------------------------------------------------------------------
At December 31, 1996, capital aggregated $50,895,785, $21,433,947 and $4,296,144 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                          SHARES          VALUE
-------------------------------------------------------------------------------
Sales:
     Class A.......................................    1,745,532   $ 21,268,631
     Class B.......................................      218,677      2,675,608
     Class C.......................................      159,792      2,042,481
                                                     -----------   ------------
Total Sales........................................    2,124,001   $ 25,986,720
                                                     ===========   ============
Dividend Reinvestment:
     Class A.......................................      123,622   $  1,507,203
     Class B.......................................       58,725        717,146
     Class C.......................................       14,026        171,111
                                                     -----------   ------------
Total Dividend Reinvestment........................      196,373   $  2,395,460
                                                     ===========   ============
Repurchases:
     Class A.......................................   (2,219,061)  $(27,103,938)
     Class B.......................................     (866,149)   (10,582,683)
     Class C.......................................     (289,066)    (3,632,484)
                                                     -----------   ------------
Total Repurchases..................................   (3,374,276)  $(41,319,105)
                                                     ===========   ============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                         CONTINGENT DEFERRED
                                                             SALES CHARGE
                                                       ------------------------
YEAR OF REDEMPTION                                     CLASS B          CLASS C
-------------------------------------------------------------------------------
First...............................................     3.00%            1.00%
Second..............................................     2.50%             None
Third...............................................     2.00%             None
Fourth..............................................     1.00%             None
Fifth and Thereafter................................      None             None

                               December 31, 1997
--------------------------------------------------------------------------------

     For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $4,900 and CDSC on redeemed shares of approximately $20,400. Sales charges do not represent expenses of the Fund.

4.   INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $102,473,124 and $124,056,731, respectively.

5.   DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except in instances where the Fund accepts delivery of a security underlying a futures or forward contract. In these situations, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.


A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                               December 31, 1997
--------------------------------------------------------------------------------
     Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                       CONTRACTS
----------------------------------------------------------------
Outstanding at December 31, 1996...................            8
Futures Opened.....................................        1,189
Futures Closed.....................................       (1,187)
                                                       ---------
Outstanding at December 31, 1997...................           10
                                                       =========

     The futures contracts outstanding as of December 31, 1997, and the description and unrealized depreciation are as follows:

                                                                        UNREALIZED
                                                       CONTRACTS      DEPRECIATION
----------------------------------------------------------------------------------
Long Contracts--5 Year U.S. Treasury Note Futures
March 1998 (Current notional
value $108,625 per contract).......................       10                $1,532
                                                          ==               =======

B. Forward Commitments--The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase and is included in the portfolio of investments. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. During the term of the commitment, the Fund may resell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In connection with this extension, the Fund receives a fee, which is included in fee income at the end of the extension period. In addition, the Fund may occasionally close such forward commitments prior to delivery. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

                               December 31, 1997
--------------------------------------------------------------------------------
The forward commitments outstanding as of December 31, 1997, for which settlement is not intended, and the descriptions and unrealized appreciation/depreciation are as follows:

PAR                                                                                     UNREALIZED
AMOUNT                                                                 CURRENT       APPRECIATION/
(000)    DESCRIPTION                                   EXPIRATION       VALUE         DEPRECIATION
--------------------------------------------------------------------------------------------------
LONG CONTRACTS:
$ 8,500  U.S. Treasury Note Jan Forward,
         5.625% coupon, 11/30/99 maturity...........    01/16/98      $8,492,010        $ (2,345)
  9,500  U.S. Treasury Note Jan Forward,
         6.750% coupon, 04/30/00 maturity...........    01/16/98       9,713,655           4,265
  3,500  FNMA Jan 7-year Balloon Forward,
         6.500% coupon, 12/31/23 maturity...........    01/26/98       3,509,835          28,429
                                                                                        --------
                                                                                        $ 30,349
                                                                                        ========

6.   MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

     A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBSOs. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7.   DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $182,000.

                       Report of Independent Accountants

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Limited Maturity Government Fund (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statement") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP



Chicago, Illinois
February 6, 1998

               Funds Distributed by Van Kampen American Capital

EQUITY FUNDS
Domestic
     MS Aggressive Equity
     VKAC Aggressive Growth
     MS American Value
     VKAC Comstock
     VKAC Emerging Growth
     VKAC Enterprise
     VKAC Equity Income
     VKAC Growth
     VKAC Growth and Income
     VKAC Harbor
     VKAC Pace
     VKAC Real Estate Securities
     MS U.S. Real Estate
     VKAC Utility
     MS Value
International /Global
     MS Asian Growth
     MS Emerging Markets
     MS Global Equity
     VKAC Global Equity
     MS Global Equity Allocation
     VKAC Global Managed Assets
     MS International Magnum
     MS Latin American
FIXED-INCOME FUNDS
Income
     VKAC Corporate Bond
     MS Global Fixed Income
     VKAC Global Government Securities
     VKAC Government Securities
     VKAC High Income Corporate Bond
     MS High Yield
     VKAC High Yield
     VKAC Short-Term Global Income
     VKAC Strategic Income
     VKAC U.S. Government
     VKAC U.S. Government Trust for Income
     MS Worldwide High Income
Tax Exempt Income
     VKAC California Insured Tax Free
     VKAC Florida Insured Tax Free Income
     VKAC High Yield Municipal
     VKAC Insured Tax Free Income
     VKAC Intermediate Term
          Municipal Income
     VKAC Municipal Income
     VKAC New York Tax Free Income
     VKAC Pennsylvania Tax Free Income
     VKAC Tax Free High Income
Capital Preservation
     VKAC Limited Maturity Government
     VKAC Prime Rate Income Trust
     VKAC Reserve
     VKAC Senior Floating Rate
     VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

 .    visit our web site at www.vkac.com--to view prospectuses, select Investors'
     Place, then Download a Prospectus
 .    call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)
 .    e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

         Van Kampen American Capital Limited Maturity Government Fund

Board of  Trustees

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* -- CHAIRMAN


Officers
DENNIS J. MCDONNELL*
     President
RONALD A. NYBERG*
     Vice President and Secretary
EDWARD C. WOOD, III*
     Vice President and Chief Financial Officer
CURTIS W. MORELL*
     Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
     Treasurer
TANYA M. LODEN*
     Controller
PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
     Vice Presidents

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

PRICE WATERHOUSE LLP
200 E. Randolph
Chicago, Illinois 60601


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

SM   denotes a service mark of Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181